                             LETTER OF TRANSMITTAL

             TO ACCOMPANY SHARES OF COMMON STOCK $0.01 PAR VALUE OF

                     SCUDDER SPAIN AND PORTUGAL FUND, INC.

           PRESENTED FOR REDEMPTION PURSUANT TO THE REDEMPTION RIGHT
                            DATED SEPTEMBER 2, 1998

           THE REDEMPTION RIGHT AND WITHDRAWAL RIGHTS WILL EXPIRE ON SEPTEMBER 30, 1998, AT 5:00 P.M., EASTERN TIME, UNLESS THE
                          REDEMPTION RIGHT IS EXTENDED

                        BOSTON EQUISERVE LP, DEPOSITARY:

                              PHONE 1-800-426-5523

         INFORMATION REGARDING REDEMPTION BY MAIL, COURIER, OR BY HAND

            By Hand:                    By First Class Mail:           By Overnight Certified or
     Securities Transfer &              State Street Bank &              Express Mail Delivery:
    Reporting Services, Inc.               Trust Company                  State Street Bank &
    c/o Boston EquiServe LP           Corporate Reorganization               Trust Company
        1 Exchange Plaza                   P.O. Box 9061                Corporate Reorganization
     55 Broadway, 3rd Floor            Boston, MA 02205-8686              70 Campanelli Drive
       New York, NY 10006                                                 Braintree, MA 02184

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE IS NOT A VALID DELIVERY TO THE DEPOSITARY. YOU MUST ALSO SIGN THE LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 OR W-8, AS APPLICABLE, SET FORTH BELOW. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used (a) if you desire to present your Shares for Redemption yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to present your Shares for Redemption for you and your Shares are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, and (c) by a broker, dealer, commercial bank, trust company or other nominee presenting for Redemption the Shares as a registered owner or on behalf of a registered owner. To participate in the Redemption Right, a properly completed and executed Letter of Transmittal (or photocopy bearing original signature(s) and any required signature guarantees), any certificates representing Shares presented for Redemption, and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth above and must be received by the Depositary prior to 5:00 p.m., Eastern Time, on September 30, 1998, or such later time and date to which the Redemption Right is extended, unless the party presenting Shares for Redemption has satisfied the conditions for guaranteed delivery described in Section 2 of the Redemption Right Statement dated September 2, 1998. Shareholders are not required to pay a service charge to the Fund or the Depositary in connection with presenting Shares for Redemption, but may be charged a fee by a broker, dealer or other institution for processing their request to redeem their Shares, although they will be charged the expenses of distributing the proceeds of their Redemption of Shares. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Depositary.

Ladies and Gentlemen:

     The person(s) signing this Letter of Transmittal (the "Signor" or "Shareholder") hereby expresses a desire to participate in the Redemption Right and hereby demands the redemption by Scudder Spain and Portugal Fund, Inc. (the "Fund") of the shares of common stock described below in "Description of Shares Presented for Redemption," par value $0.01 per share (the "Shares") of the Fund, in exchange for a pro rata portion of each of the securities (other than short-term fixed income securities with maturities of less than one year, securities with transfer restrictions and certain illiquid securities) and cash held in the Fund's investment portfolio ("Portfolio Securities") on the Valuation Date, subject to adjustments for fractional shares. The consideration to be paid for each Share of the Fund presented for Redemption (the "Repurchase Price") will be equal to the net asset value ("NAV") per Share determined as of the close of the regular trading session of the New York Stock Exchange on October 1, 1998 (or, if the Redemption Right is extended, on the first business day following the Expiration Date as defined in the Redemption Right Statement). This Letter of Transmittal is subject to the terms and conditions described in the Redemption Right Statement dated September 2, 1998 (which Redemption Right Statement and Letter of Transmittal together are referred to in these documents as the "Redemption Right"). Receipt of the Redemption Right Statement is acknowledged by the Signor.

     The shares of common stock described below in "Description of Shares Presented for Redemption" constitute all Shares actually or constructively owned by the Signor. Any Shares received pursuant to a dividend by the Fund or the Signor's participation in the Fund's Dividend Reinvestment Plan shall also be deemed part of the Signor's request for Redemption.

     If the Signor(s) elects to have all of the Portfolio Securities the Signor received as proceeds from the Redemption of Shares liquidated for cash, the Signor should select Option A. The liquidation of Portfolio Securities is a separate taxable event apart from the Redemption Right and may result in a taxable gain or loss for the Signor.

     If the Signor desires to retain ownership of the Portfolio Securities received the Signor should select Option B and complete and submit the required transfer instructions. Failure to adequately comply with the transfer requirements will result in the liquidation of Signor's Portfolio Securities for cash.

     The Signor should recognize that the Signor will bear the expenses of distributing the proceeds of the Signor's redemption request (generally, certain transfer taxes and custodial expenses) and that the Signor will also bear the additional costs and expenses of liquidating Portfolio Securities received if the Signor elects Option A. The actual per Share expenses for the Signor of effecting the Redemption and of any liquidation process (if so elected) will depend on a number of factors, including the number of Shares redeemed, the Fund's portfolio composition at the time and market conditions prevailing during the liquidation process.

     Subject to, and effective upon, acceptance for payment of, or payment for, Shares presented for Redemption by the Signor in accordance with the terms and subject to the conditions of the Redemption Right (including, if the Redemption Right is extended or amended, the terms or conditions of any extension or amendment), the Signor hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all of the Shares that are being presented for Redemption as described below under "Description of Shares Presented for Redemption" that may be purchased by the Fund pursuant to the Redemption Right and the Signor constitutes and appoints Boston EquiServe LP (the "Depositary") as attorney-in-fact of the Signor with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) present certificate(s) for such Shares, if any, for cancellation and transfer on the Fund's books and
(b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the succeeding paragraph, all in accordance with the terms and conditions set forth in the Redemption Right.

     The Signor represents and warrants that (a) the Signor, if a broker, dealer, commercial bank, trust company or other nominee, has obtained the Shareholder's instructions to present the Shares for Redemption pursuant to the terms and conditions of this Redemption Right in accordance with the letter from the Fund to brokers, dealers, commercial banks, trust companies and other nominees; (b) when and to the extent the Fund accepts the Shares for repurchase, the Fund will acquire good, marketable and unencumbered title to the Shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the Signor will execute and deliver any additional documents that the Depositary or the Fund deems necessary or desirable to complete the assignment, transfer and purchase of the Shares presented for Redemption; and (d) the Signor has read and agrees to all of the terms and conditions of the Redemption Right.

     The name(s) and address(es) of the registered owner(s) should be printed as they appear on the registration of the Shares. If the Shares presented for Redemption are in certificate form, the certificate(s) representing such Shares must be returned together with this Letter of Transmittal.

     The Signor recognizes that, under certain circumstances set forth in the Redemption Right Statement, the Fund may terminate or amend the Redemption Right or may not be required to repurchase any of the Shares presented for Redemption. In any such event, the Signor understands that certificate(s) for the Shares not repurchased, if any, will be returned to the Signor at its registered address unless otherwise indicated under the Special Delivery Instructions below. The Signor recognizes that the Fund has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered owner if the Fund purchases none of such Shares.

     The Signor understands that acceptance of Shares by the Fund for payment represents a binding agreement between the Signor and the Fund upon the terms and conditions of the Redemption Right.

     If the Signor desires to retain ownership of the Portfolio Securities under Option B, the Portfolio Securities representing the Shares repurchased will be titled on an interim basis in the name of the Custodian for the benefit of the redeeming Shareholder. The Signor must have established cash and securities accounts with a bank or broker in both Spain and Portugal and provide this information at the time the Shares are presented for Redemption. The bank or broker will be responsible for reregistration of Portfolio Securities in the Signor's name. The Signor must also provide the name of a broker or bank in the United States and its DTC Participant Number so as to retain ownership of any Portfolio Securities that are American Depository Receipts. If the Signor has requested that Portfolio Securities received be liquidated for cash a check representing the liquidation amount minus the costs of liquidation will be issued to the order of the Signor and mailed to the address indicated in the box titled Special Payment Instructions or the box titled Special Delivery Instructions. The Fund will not pay interest on the Repurchase Price under any circumstances.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the Signor and all obligations of the Signor under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the Signor. Except as stated in the Redemption Right Statement, the Shareholder's presentment of Shares for Redemption is irrevocable.

     Unless otherwise indicated under "Special Payment Instructions," please make payment of cash proceeds from the liquidation of Portfolio Securities received (if liquidation is elected) and/or return any Share certificates not accepted for repurchase in the name(s) of the registered holder(s) appearing under "Description of Shares Presented for Redemption." Similarly, unless otherwise indicated under "Special Delivery Instructions," please return any Share certificates not accepted for payment (and accompanying documents, as appropriate) and/or any cash proceeds from the liquidation of Portfolio Securities received (if liquidation is requested) to the address(es) of the registered holder(s) appearing under "Description of Shares Presented for Redemption." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please pay the proceeds from liquidation of Portfolio Securities (if liquidation is elected) and/or return any Share certificates not accepted for payment in the name of, and deliver such documents and/or return any such Share certificates to, the person(s) indicated in those sections. The Signor recognizes that the Fund has no obligation under the Special Payment Instructions to transfer any Shares from the name of the registered holder of such Shares if the Fund does not accept for payment any of the Shares presented for Redemption.
--------------------------------------------------------------------------------
                 DESCRIPTION OF SHARES PRESENTED FOR REDEMPTION
                           (SEE INSTRUCTIONS 3 AND 4)

---------------------------------------------------------------------------------------------------------------------------
                                                                        CERTIFICATE(S) PRESENTED FOR REDEMPTION
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S).         (PLEASE INCLUDE SHARES HELD IN DIVIDEND REINVESTMENT PLAN)
PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE.          (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL NUMBER
                                                                  SHARES CERTIFICATE             OF SHARES REPRESENTED
                                                                      NUMBER(S)*                   BY CERTIFICATES*
                                                             ------------------------------------------------------------

                                                             ------------------------------------------------------------

                                                             ------------------------------------------------------------

                                                             ------------------------------------------------------------

                                                             ------------------------------------------------------------
                           Total Shares Presented for Redemption
---------------------------------------------------------------------------------------------------------------------------

*   Need not be completed by Book-Entry Shareholders.

[ ] If any of your certificates have been mutilated, lost, stolen or destroyed, check here and return this Letter of Transmittal to the Depositary, P.O. Box 9061, Boston, MA 02205 or call them at 1-800-426-5523. They will advise you of the requirements for receiving payment.

                               OPTIONS REGARDING
                      DISPOSITION OF PORTFOLIO SECURITIES

OPTION A:  [ ]  I elect to have all of the Portfolio Securities received from repurchase of the Total Shares Presented for Redemption indicated above to be liquidated for cash.

OPTION B:  [ ]  I elect to retain ownership of the Portfolio Securities received upon repurchase of the Total Shares Presented for Redemption.

IF OPTION B IS ELECTED, YOU MUST PROVIDE THE INFORMATION REQUESTED BELOW. FAILURE TO FURNISH THE INFORMATION REQUESTED REGARDING ACCOUNT INFORMATION WILL RESULT IN LIQUIDATION OF THE PORTFOLIO SECURITIES. THE LIQUIDATION OF PORTFOLIO SECURITIES FOR CASH IS A TAXABLE EVENT IN ADDITION TO THE REDEMPTION OF SHARES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO THE SHAREHOLDER.

IF OPTION B IS ELECTED:
Your Name:
--------------------------------------------------------------------------------
Local Account Information:
SPAIN
Name of Account (if different):
--------------------------------------------------------------------------------
Bank or Broker Name (in Spain):
--------------------------------------------------------------------------------
Bank or Broker Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities Account No.:
--------------------------------------------------------------------------------
Cash Account No:
--------------------------------------------------------------------------------

PORTUGAL
Name of Account (if different):
--------------------------------------------------------------------------------
Bank or Broker Name (in Portugal):
--------------------------------------------------------------------------------
Bank or Broker Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Securities Account No.:
--------------------------------------------------------------------------------
Cash Account No:
--------------------------------------------------------------------------------

UNITED STATES (FOR AMERICAN DEPOSITORY RECEIPTS THAT ARE PART OF THE PORTFOLIO SECURITIES.)
Broker Name:
--------------------------------------------------------------------------------
DTC Participant Number:
--------------------------------------------------------------------------------

IN ADDITION, IN ORDER TO RECEIVE PORTFOLIO SECURITIES UNDER ELECTION B, YOU MUST ADVISE THE ABOVE-NAMED BANK(S) OR BROKER(S) THAT SHARES WILL BE RECEIVED FOR YOUR ACCOUNT(S) FROM THE FOLLOWING COUNTERPARTIES:

Counterparty Settlement Instructions:

SPAIN

Securities Account Information:                     Banco Santander, Madrid
                                                    Account Number: 15940185769PC
Cash Account Information:                           Banco Santander, Madrid
                                                    Account Number: 810578

PORTUGAL

Securities Account Information: Banco Espirito Santo Comercial de Lisboa, Lisbon
                                Account Number: 099507150006

Cash Account Information: Banco Portuguese de Atlantico, Lisbon
                          Account Number: 530/03/002-881527

UNITED STATES
Securities Account Information: Brown Brothers Harriman & Co.
                                DTC Participant Number: 010

PORTFOLIO SECURITIES WHOSE OWNERSHIP IS RETAINED UNDER OPTION B WILL BE REGISTERED IN THE NOMINEE NAME OF THE DELIVERING PARTY. THE SIGNOR, IN CONJUNCTION WITH THE LOCAL BANK/BROKER, SHALL BE RESPONSIBLE FOR REREGISTERING THE PORTFOLIO SECURITIES.

THE SIGNOR PRESENTS FOR REDEMPTION ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME(S) OF THE REGISTERED OWNER(S) BY THE FUND'S TRANSFER AGENT PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------
Window Ticket Number (if any):
--------------------------------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------
Name of Eligible Institution which Guaranteed Delivery:
--------------------------------------------------------------------------------
DTC Participant Number (if delivered by book-entry transfer):
--------------------------------------------------------------------------------

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if (i) Share certificates not accepted for repurchase or (ii) proceeds from liquidation of Portfolio Securities received from the Redemption Right are to be made payable, in the name of someone other than the Signor.

   Issue: [ ] Check [ ] Certificate(s) to:

   Name(s):
   ------------------------------------------------
                                  (PLEASE TYPE OR PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                           (PLEASE INCLUDE ZIP CODE)

          ------------------------------------------------------------
        (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO., IF APPLICABLE)
                        (SEE SUBSTITUTE FORM W-9 BELOW.)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if (i) Share certificates not accepted for repurchase or (ii) check representing the proceeds of liquidation of Portfolio Securities received from the Redemption Right are to be sent to someone other than the Signor, or to the Signor at an address other than that shown above.

   Mail: [ ] Check [ ] Certificate(s) to:

   Name(s):
   ------------------------------------------------
                                  (PLEASE TYPE OR PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                           (PLEASE INCLUDE ZIP CODE)

          ------------------------------------------------------------
        (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO., IF APPLICABLE)
                        (SEE SUBSTITUTE FORM W-9 BELOW.)

                                  INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE REDEMPTION RIGHT

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares presented for Redemption (including, for purposes of this document, any participant in the book-entry transfer facility of The Depository Trust Company ("DTC") whose name appears on DTC's security position listing as the owner of Shares), unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are presented for Redemption for the account of a firm (an "Eligible Institution") which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a Stock Transfer Association approved medallion program (such as STAMP, SEMP or MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used (a) if Shares are to be forwarded with this Letter of Transmittal, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be presented for Redemption, or (c) if transfers of Shares presented for Redemption are to be made by book-entry transfer to the account maintained by the Depositary according to the procedure set forth in Section 2 of the Redemption Right Statement. If transfers of Shares presented for Redemption are to be made by book-entry transfer and the redeeming Shareholder desires to retain ownership of the Portfolio Securities received, the Shareholder must also complete the DTC Delivery Election Form included with the materials.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE SHAREHOLDER PRESENTING SHARES FOR REDEMPTION. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Shareholders have the responsibility to cause their Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a photocopy bearing original signature(s) and any required signature guarantees), and any other documents required by this Letter of Transmittal to be delivered in accordance with the Redemption Right.

     The Fund will not accept any alternative, conditional or contingent redemption requests. All shareholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or photocopy hereof), waive any right to receive any notice of the acceptance of their request for Redemption.

     3. Inadequate Space. If the space provided in any of the above boxes is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached to the Letter of Transmittal.

     4. Presentment of all Shares Held by the Shareholder. A SHAREHOLDER WISHING TO PARTICIPATE IN THE REDEMPTION RIGHT MUST PRESENT FOR REDEMPTION ALL SHARES ACTUALLY OWNED OR CONSTRUCTIVELY OWNED BY THE SHAREHOLDER PURSUANT TO
SECTION 318 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AS OF THE DATE OF PURCHASE OF SHARES PURSUANT TO THE REDEMPTION RIGHT. Shareholders should consult their tax advisers as to the application of the constructive ownership rules of
Section 318. Shares presented for Redemption shall include any shares received by Shareholders pursuant to a dividend by the Fund or participation in the Fund's Dividend Reinvestment Plan. The Fund will purchase no more than 4,883,365 Shares from Shareholders, in accordance with the terms and conditions specified in the Redemption Right Statement. In the event that more than 4,883,365 Shares are presented for Redemption by Shareholders, the Fund will repurchase Shares from redeeming Shareholders on a pro rata basis. If 90% or more of the issued and outstanding Shares of the Fund are presented for Redemption prior to the expiration of the Redemption Right, the Board of Directors of the Fund will suspend the Redemption Right and currently intends, under such circumstances, to submit a proposal to Shareholders to liquidate the Fund. Certificates representing Shares presented for Redemption but not repurchased will be returned promptly following the termination, expiration or withdrawal of the Redemption Right, without expense to the Shareholder who had presented the Shares for Redemption. Receipt of the Portfolio Securities by a redeeming Shareholder is a taxable event.

     Redeeming Shareholders have the option to direct that all of the Portfolio Securities received from participation in the Redemption Right be liquidated for cash. The liquidation of Portfolio Securities is also a taxable event and may result in taxable gain or loss to the Signor.

     5. Signatures on Letter of Transmittal, Authorizations, and
Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares presented for Redemption, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares presented for Redemption are owned of record by two or more joint owners, all of the owners must sign this Letter of Transmittal. If any of the Shares presented for Redemption are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority to act in such a fiduciary or representative capacity must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares transmitted, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not purchased are to be issued in, the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s) for such Shares. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Transfer Taxes on Shares. The Fund will pay any transfer taxes payable on the transfer to it of Shares repurchased pursuant to the Redemption Right. If, however, (a) payment of the Repurchase Price is to be made to, or (in the circumstances permitted by the Redemption Right) unpurchased Shares are to be registered in the name(s) of, any person(s) other than the registered owner(s), or (b) if any certificate(s) presented for Redemption are registered, or the Shares presented for Redemption are otherwise held, in the name(s) of any person(s) other than the registered owner, the amount of any transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the Repurchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Payment by the Fund of transfer taxes for which the Shareholder is liable may be deemed to result in taxable income to the Shareholder equal in amount to the transfer taxes paid.

     7. Special Payment and Delivery Instructions. If (i) certificate(s) for unpurchased Shares or (ii) a check representing the proceeds from the liquidation of Portfolio Securities received is to be made payable to the name of a person other than the registered owner(s) or if such certificate(s), share(s), and/or check are to be sent to someone other than the registered owner(s) or to the registered owner(s) at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

     8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Shares presented for Redemption will be determined by the Fund, in its sole discretion, and the Fund's determination shall be final and binding. The Fund reserves the absolute right to reject any or all Shares presented for Redemption determined not to be in appropriate form or to refuse to accept for payment, repurchase or pay for any Shares if, in the opinion of the Fund's counsel, accepting, repurchasing or paying for the Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Redemption Right or any defect in any redemption request, whether generally or with respect to any particular Share(s) or Shareholder(s). Unless waived, any defects or irregularities in connection with a redemption request must be cured within such time as the Fund shall determine. Redemption requests will not be deemed to have been made until all defects and irregularities have been cured or waived. The Fund's interpretations of the terms and conditions of the Redemption Right (including these instructions) shall be final and binding.

     NONE OF THE FUND, THE FUND'S INVESTMENT MANAGER, THE DEPOSITARY, THE INFORMATION AGENT, OR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF DEFECTS IN REDEMPTION REQUESTS, AND NONE OF THEM SHALL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.

     9. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the mailing address provided above or by telephoning 1-800-733-8481, extension 426. Requests for additional copies of the Redemption Right Statement and this Letter of Transmittal may also be directed to the Information Agent. Shareholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Shareholders who do not own Shares directly are required to present their Shares for Redemption through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.

     10. Restriction on Short Sales. Section 14(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14e-4 promulgated thereunder make it unlawful for any person, acting alone or in concert with others, to present Shares for Redemption in a partial redemption for such person's own account unless at the time of the request for redemption, and at the time the Shares are accepted for payment, the person presenting Shares for Redemption has a net long position equal to or greater than the amount presented for Redemption in (i) Shares, and will deliver or cause to be delivered such Shares for the purpose of redemption to the person permitting the Redemption Right within the period specified in the Redemption Right, or (ii) an equivalent security and, upon acceptance of his or her request for redemption, will acquire Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Redemption Right, and will deliver or cause to be delivered the Shares so acquired for the purpose of participating in the Redemption Right to the Fund prior to or on the Expiration Date. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the redemption or guarantee of a redemption on behalf of another person. The acceptance of Shares by the Fund for payment will constitute a binding agreement between the redeeming Shareholder and the Fund, upon the terms and subject to the conditions of the Redemption Right, including such Shareholder's representation that (i) such Shareholder has a net long position in the Shares being presented for Redemption within the meaning of Rule 14e-4 promulgated under the Exchange Act; and (ii) the redemption of such Shares complies with Rule 14e-4.

     11. Backup Withholding Tax. Each U.S. Shareholder presenting Shares for Redemption who has not already submitted a correct, completed and signed Form W-9 to the Fund, or does not otherwise establish an exemption from withholding, must notify the Depositary of his/her/its correct taxpayer identification number ("TIN") (or certify that he/she/it is awaiting a TIN) and provide certain other information by completing and providing to the Depositary the Substitute Form W-9 provided under "Important Tax Information" below. Failure either to provide the information on the form or to check the box in Part 2 of the form may subject the Shareholder presenting Shares for Redemption to 31% federal income tax backup withholding on the payments made to the Shareholder (or other payee) with respect to Shares repurchased pursuant to the Redemption Right. The box in
Part 2 of the form may be checked if the Shareholder presenting Shares for Redemption has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all payments until a TIN is provided to the Depositary.

     Each non-U.S. Shareholder presenting Shares for Redemption who has not already submitted a correct, completed and signed Form W-8 to the Fund should complete the Form W-8 included with this Letter of Transmittal and provide it to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, OR FACSIMILE HEREOF BEARING ORIGINAL SIGNATURE(S), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM), AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

     THE ACCEPTANCE OF SHARES BY THE FUND FOR PAYMENT WILL CONSTITUTE A BINDING AGREEMENT BETWEEN THE REDEEMING SHAREHOLDER AND THE FUND, UPON THE TERMS AND CONDITIONS OF THE REDEMPTION RIGHT, INCLUDING THE SHAREHOLDER'S REPRESENTATION THAT THE SHARES BEING PRESENTED FOR REDEMPTION REPRESENT AND WILL REPRESENT ALL SHARES ACTUALLY OWNED BY SUCH SHAREHOLDER AS OF THE DATE OF REPURCHASE OF SHARES PURSUANT TO THE REDEMPTION RIGHT, AND ALL SHARES CONSTRUCTIVELY OWNED BY SUCH SHAREHOLDER AS OF SUCH DATE UNDER SECTION 318 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, HAVE BEEN OR WILL BE PRESENTED FOR REDEMPTION PURSUANT TO THE REDEMPTION RIGHT.

                           IMPORTANT TAX INFORMATION

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. IT MAY NOT BE APPLICABLE TO NON-U.S. SHAREHOLDERS. ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REDEMPTION RIGHT.

                        SUBSTITUTE FORM W-9 OR FORM W-8

     Under the U.S. federal income tax laws, the Depositary may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the Redemption Right. In order to avoid such backup withholding, each redeeming U.S. Shareholder must provide the Depositary with such Shareholder's correct TIN by completing the Substitute Form W-9 set forth below. In general, if a Shareholder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the Shareholder may be subject to a penalty imposed by the Internal Revenue Service. Certain Shareholders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 to avoid possible erroneous backup withholding. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number.

     In order for a non-U.S. Shareholder to avoid 31% backup withholding, the Shareholder must submit a statement to the Depositary signed under penalties of perjury attesting that he/she/it is a non-U.S. Shareholder. Form W-8 and instructions for such statement are enclosed for non-U.S. Shareholders.

        CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9 OR FORM W-8

     Failure to complete Substitute Form W-9 or Form W-8 will not, by itself, cause the Shares to be deemed invalidly presented for Redemption but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Redemption Right. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Shareholder may claim a refund from the Internal Revenue Service.

      IMPORTANT -- SIGN BELOW AND COMPLETE SUBSTITUTE FORM W-9 (BELOW) OR
                       FORM W-8 (ENCLOSED) AS APPLICABLE

       Under penalty of perjury, I certify (1) that the number set forth below is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject to backup withholding. INSTRUCTION: You must strike out the language in (2) above if you have been notified that you are subject to backup withholding due to underreporting and you have not received a notice from the IRS that backup withholding has been terminated.

       The Signor recognizes that, under certain circumstances set forth in the Redemption Right Statement, the Fund may not be required to repurchase the Shares presented for Redemption. The Signor understands that certificate(s) for Shares not repurchased will be returned to the Signor at the address indicated above. In the case of Shares not evidenced by certificate, Boston EquiServe LP will cancel the redemption demand as to any Shares not repurchased by the Fund.

       The Portfolio Securities representing the repurchase price for such of the Shares presented for Redemption as are repurchased should be issued to the Signor and mailed to the address indicated above unless Signor has elected liquidation of the Portfolio Securities in which case the check should be made payable to Signor and mailed to the address indicated above.

       All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the Signor and any obligation of the Signor under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the Signor. Except as stated in the Redemption Right Statement, the Shareholder's presentment of Shares for Redemption is irrevocable.

        The Redemption Right is hereby accepted in accordance with its terms.

   --------------------------------------------------------------------------
                        (SIGNATURE(S) OF SHAREHOLDER(S))

   Dated:
   ------------------------------------------ , 1998

        (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted under this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

   Name(s):
   --------------------------------------------------------------------------
                                (PLEASE TYPE OR PRINT)

   Capacity (Full Title):
   --------------------------------------------------------------------------
   (See Instruction 5)
   Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
   Area Codes and Telephone Numbers:

   Home:                                  Business:
   ------------------------------------             -------------------------
   Taxpayer Identification or Social Security No. (if applicable):

   --------------------------------------------------------------------------
   (COMPLETE SUBSTITUTE FORM W-9 BELOW OR FORM W-8 (ENCLOSED), AS APPLICABLE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

   Authorized Signature:
   --------------------------------------------------------------------------

   Name:
   --------------------------------------------------------------------------
                               (PLEASE TYPE OR PRINT)

   Title:
   --------------------------------------------------------------------------

   Name of Firm:
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)

   Area Code and Tel. No.:                  Dated:
                           -----------------        -------------------------

---------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME:
---------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                       PART 1--PLEASE PROVIDE YOUR TIN (FOR INDIVIDUAL,    PART 2--Awaiting TIN  [ ]
 FORM W-9                         SOCIAL SECURITY NUMBER) AND CERTIFY BY SIGNING AND
                                  DATING BELOW:                                       Please see below.
                                 ---------------------------------------------------------------------------------------
                                  DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE CERTIFICATION -- UNDER PENALTIES OF
                                  PERJURY, I CERTIFY THAT: (1) THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND
                                  PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER IS COMPLETE AND (2) I AM NOT SUBJECT
                                  TO BACKUP WITHHOLDING EITHER BECAUSE I AM EXEMPT FROM BACKUP WITHHOLDING OR I HAVE NOT
                                  BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (THE "IRS") THAT I AM SUBJECT TO BACKUP
                                  WITHHOLDING AS A RESULT OF UNDER-REPORTING INTEREST OR DIVIDENDS OR THE IRS HAS NOTIFIED
                                  ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU MUST CROSS OUT ITEM (2) ABOVE
                                  IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE
                                  OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR RETURN. HOWEVER, IF AFTER BEING NOTIFIED
                                  BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER NOTIFICATION
                                  FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT ITEM
                                  (2).)
                                 ---------------------------------------------------------------------------------------
                                 Signature: _________________________________________  Date: ____________________________
                                 Name:___________________________________________________________________________________
                                                                            (PLEASE PRINT)
                                 Address:_______________________________________________________________________________
                                                                          (INCLUDE ZIP CODE)
---------------------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all reportable payments due to me pursuant to the Redemption Right will be withheld until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature: __________________________________ Date: ___________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the Payer.

------------------------------------------------------------
                                         GIVE THE
              FOR THIS TYPE OF ACCOUNT:  NAME AND
                                         SOCIAL SECURITY
                                         NUMBER OF--
------------------------------------------------------------

 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-
        trust (grantor is also trustee)  trustee(1)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under state law
 5.  Sole proprietorship                 The owner(3)

------------------------------------------------------------

------------------------------------------------------------
                                         GIVE THE NAME AND
              FOR THIS TYPE OF ACCOUNT:  EMPLOYER
                                         IDENTIFICATION
                                         NUMBER OF--
------------------------------------------------------------
 6.  Sole proprietorship                 The owner(3)
 7.  A valid trust, estate or pension    The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(4)
 8.  Corporate                           The corporation
 9.  Association, club, religious,       The organization
     charitable, educational, or other
     tax-exempt organization
10.  Partnership                         The partnership
11.  A broker or registered nominee      The broker or
                                         nominee
12.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employment identification number (if you have one).
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7 for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on all payments include the following:
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof. Payees that may be exempted from backup withholding:
  - A corporation.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
  - Payments of patronage dividends where the amount receive is not paid in money.
  - Payments made by certain foregoing organizations.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage interest paid to you.
Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties must also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE